UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 30, 2005
                              (December 28, 2005)

                                  EQUICAP, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                          0-31091                    33-0652593
--------------------------------------------------------------------------------
(State of Incorporation)         (Commission File No.)     (IRS Employer ID No.)

                 5528 Westcott Circle, Frederick, Maryland 21703
                 -----------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 (301) 717-8267
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                 12373 E. Cornell Avenue, Aurora, Colorado 80014
                 -----------------------------------------------
                  Former Address of Principal Executive Offices

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 13, 2005, Equicap, Inc. (the "Company") entered into an Amendatory Agreement with Duluth Venture Capital Partners, LLC ("Duluth") with respect to $132,912 in accounts payable owed by the Company. Duluth had purchased such accounts payable from the Company's sole officer and director, Stephen M. Siedow. The accounts payable reflected amounts advanced by Mr. Siedow for accounting, legal and other expenses of the Company. Pursuant to the Amendatory Agreement, the Company agreed to convert the accounts payable into a Convertible Promissory Note ("Note"). The Note is non-interest bearing, payable on demand and convertible into 600,000 shares of Registrant's common stock (the "Duluth Shares").

On December 28, 2005, Duluth entered into a Securities Purchase Agreement (the "Purchase Agreement") with La Pergola Investments Ltd. ("La Pergola"), Fountainhead Investments, Inc. ("Fountainhead"), Gaha Ventures, LLC ("Gaha"),
and G4, LLC (together with La Pergola, Fountainhead, and Gaha, the "Purchasers"), pursuant to which Duluth agreed to convert the Note and sell all of the Duluth Shares to the Purchasers for a purchase price, in the aggregate, of $492,500. The Duluth Shares represent approximately 60.60% of the issued and outstanding capital stock of the Company calculated on a fully-diluted basis.

In addition, on December 28, 2005, La Pergola, Fountainhead and Gaha acquired 6,333, 6,334 and 6,333 shares of Registrant's common stock, respectively, from Sheridan Clearing Corporation (collectively, the "Sheridan Shares," and together with the Duluth Shares, the "Shares").

The Purchasers acquired the Shares in the following amounts and own the following respective percentages of the outstanding common stock of the Company:

           Name                                 Number of Shares              Percentage of Registrant
           ----                                 ----------------              ------------------------
           La Pergola Investments Ltd.               174,333                            17.6%
           Fountainhead     Investments,             222,334                            22.4%
           Inc.
           Gaha Ventures, LLC                        114,333                            11.5%
           G4, LLC                                   108,000                            10.9%

Each Purchaser used his, her or its personal funds or working capital, as applicable, to acquire the Shares from Duluth. None of the Purchasers borrowed any funds to acquire the Shares.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

See response to Item 1.01.

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT

See response to Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignations and Appointments of Directors.

In connection with the Purchase Agreement, on December 28, 2005, Stephen M. Siedow, being the sole member of the board of directors of the Company, tendered his resignation as a director of the Company, effective automatically as of the tenth day following the mailing to the stockholders of the Company of an information statement that complies with the requirements of Rule 14f-1. On such date, the Company also appointed Thomas W. Colligan as a member of the board of directors. There was no disagreement between the resigning director and the Company at the time of his resignation.

Resignation of Executive Officer.

On December 28, 2005, Mr. Siedow also tendered his resignation as the chief executive officer, president and chief financial officer of the Company, effective immediately.

Appointment of New Officer.

On December 28, 2005, following the resignation of Mr. Siedow as chief executive officer, president and chief financial officer, the board of directors of the Company elected Thomas W. Colligan as the chief executive officer, president, treasurer and secretary of the Company, effective immediately.

The Company and the newly appointed officer have not entered into any arrangement regarding the payment of compensation for acting as an officer or director of the Company.

Thomas W. Colligan has been a director, chief executive officer, president, treasurer and secretary of Equicap since December 28, 2005. He is also currently the business development manager of Adventist Healthcare, Inc. and has held such position since June 2005. Mr. Colligan has also been an adjunct professor of psychology at Montgomery College, Maryland, since 2003 and a Group Psychotherapist with J&E Associates in Maryland since November 2001. Mr. Colligan holds a Masters Degree in Social Work and specializes in the delivery of quality behavioral healthcare to individuals and groups. Prior to joining Adventist, Mr. Colligan's work focused on the investigation and analysis of clinical data relating to behavioral health through his work as a Clinical Research Coordinator and Psychotherapist with the Centers for Behavioral Health in Maryland. Mr. Colligan has also co-authored three works: "Understanding Workplace Stress - Journal of Workplace Behavioral Health;" "Measuring cultural climate in a uniformed services medical center, Military Medicine, 164(3), 202-208;" and "Spouse abuse: Physician guidelines to identification, diagnosis, and management in the uniformed services, Military Medicine, 164(1), 30-36." Mr. Colligan is currently a Master of Business Administration candidate at Frostburg State University in Maryland. He expects to matriculate in August 2006. Mr. Colligan is not a director, executive officer or significant shareholder of any other company.

Mr. Colligan expects to spend approximately five hours per month on the Company's business and affairs.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Exhibits

10.1 Securities Purchase Agreement, dated as of December 28, 2005 by and among Duluth Venture Capital Partners, LLC, La Pergola Investments Ltd., Fountainhead Investments, Inc., Gaha Ventures, LLC, and G4, LLC.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2005

EQUICAP, INC.

/s/ Thomas W. Colligan
----------------------
Thomas W. Colligan
Chief Executive Officer, President,
Treasurer and Secretary

                                  EXHIBIT INDEX

Number      Description
------      -----------

 10.1 Securities Purchase Agreement, dated as of December 28, 2005 by and among Duluth Venture Capital Partners, LLC, La Pergola Investments Ltd., Fountainhead Investments, Inc., Gaha Ventures, LLC, and G4, LLC.